UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):February 1, 2011

NEW GENERATION BIOFUELS HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Florida	1-34022	26-0067474
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5850 Waterloo Road, Suite 140
Columbia, Maryland 21045
(Address of principal executive offices)(Zip Code)

(410) 480-8084
 (Registrant’s telephone number, including area code)

N/A
(Former Name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Item 1.01            Entry into a Material Definitive Agreement.

Item 2.03            Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 3.02            Unregistered Sales of Equity Securities.

Private Placement of Senior Secured Convertible Notes

On February 1, 2011, New Generation Biofuels Holdings, Inc. (the “Company,” “our,” or “we”) completed a private placement of senior secured convertible notes (the “Notes”) with four (4) accredited investors (each, an “Investor,” collectively, the “Investors”), raising approximately $1,000,000 in gross proceeds.  The Notes were issued pursuant to a Subscription Agreement (the “Subscription Agreement”), between the Company and the Investors, the full text of which is attached as Exhibit 10.1 to this Form 8-K.  The full text of the form of Note is attached as Exhibit 4.1 to this Form 8-K.

Senior Secured Convertible Notes.  Key terms of the Notes are summarized below.  In connection with the Subscription Agreement and the sale of the Notes, the Company executed a Security Agreement with the Investors (the “Security Agreement”), the full text of which is attached as Exhibit 10.2 to this Form 8-K.  The Notes will pay interest at a rate of eight percent (8%) per annum, mature six (6) months after their date of issuance and are convertible into shares of our common stock at a conversion price of ten cents ($0.10) per share of Company common stock (subject to adjustment as described in the Notes) at any time prior to repayment, at the election of the Investor.  In the aggregate, the Notes will be convertible into up to 10,400,000 shares of our common stock if held to maturity, including interest.  Pursuant to the Security Agreement, the Notes are secured by the assets of the Company until fifty-one percent (51%) of the aggregate outstanding principal of the Notes is either retired or converted into shares of the Company’s common stock.

At any time prior to maturity of the Notes, at our option, we may prepay the outstanding principal amount of the Notes plus unpaid accrued interest without penalty.  Upon the occurrence of an event of default (as defined in the Notes and Security Agreement), the outstanding principal and all accrued interest on the Notes will accelerate and automatically become immediately due and payable. The Investors, at their option, also have the right to accelerate payment if we engage in certain change of control transactions.

Warrants.  In connection with the sale of the Notes the Company also issued two (2) sets of warrants to each investor.  Class A warrants are exercisable for an aggregate of 4,500,000 shares of Company common stock with an exercise price of ten cents ($0.10) per share (the “Class A Warrants”) and Class B warrants exercisable for an aggregate of 500,000 shares of Company common stock at one-half cent ($0.005) per share (the “Class B Warrants,” and collectively with the Class A Warrants, the “Warrants”).  The full text of the form of Class A Warrant and Class B Warrant are attached as Exhibit 4.2 and 4.3, respectively, to this Form 8-K.  The Notes may not be converted and the Warrants may not be exercised unless and until the Company’s shareholders approve an increase in authorized common stock as described in the Company’s definitive proxy statement, which was filed with the Securities and Exchange Commission on January 14, 2011.

Use of Proceeds.  We intend to use proceeds from the offering for working capital, operating expenses and general corporate purposes.  Based on current estimates, we anticipate that our existing financial resources, including the net proceeds from this offering, will be adequate to continue to conduct our business through at least March 31, 2011.  We will need to raise additional capital prior to the maturity date to repay the Notes and to continue operating our business.

Brokers Fees.  Pursuant to Amendment 4 to the Non-Exclusive Placement Agent Agreement (“Amendment 4”), we have agreed to pay commissions to Palladium Capital Advisors, LLC (the “Placement Agent”) in connection with the offering based on the proceeds received from the purchasers introduced. We will pay the Placement Agent a cash commission equal to three percent (3%) of the total proceeds received at closing, and issue to the Placement Agent a Class B Warrant to purchase up to 400,000 shares of the Company’s unregistered common stock.  The full text of Amendment 4 is attached as Exhibit 1.1 to this Form 8-K.

Securities Act Exemption.  The offering was exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) in accordance with Section 4(2) under the Securities Act and Rule 506 as an offering made solely to “accredited investors” as defined under the Securities Act.  The Company obtained representations and warranties from the purchasers in the Purchase Agreement to support the Company’s reliance on this exemption.

The foregoing descriptions of the terms of the Notes and the Placement Agent Agreement do not purport to be complete and are qualified in their entirety by reference to the text of these documents filed as exhibits hereto which are incorporated herein by reference.

Press Release.  On February 2, 2011, the Company issued a press release describing the transaction described above.  A copy of the press release is furnished as Exhibit No. 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements: None.

(b)	Pro forma financial information: None.

(c)	Shell Company Transactions: None.

(d)	Exhibits:

1.1	Amendment 4 to Non-Exclusive Placement Agent Agreement
4.1	Form of Senior Secured Convertible Promissory Note
4.2	Form of Class A Warrant
4.3	Form of Class B Warrant
10.1	Subscription Agreement dated February 1, 2011, by and among the Company and the Investors
10.2	Security Agreement dated February 1, 2011, by and among the Company and the Investors
99.1	Press Release dated February 2, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW GENERATION BIOFUELS HOLDINGS, INC.

Date: February 7, 2010	By:	/s/ Dane R. Saglio
Dane R. Saglio
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1	Amendment 4 to Non-Exclusive Placement Agent Agreement dated February 1, 2011, by and between the Company and the Placement Agent
4.1	Form of Senior Secured Convertible Promissory Note
4.2	Form of Class A Warrant
4.3	Form of Class B Warrant
10.1	Subscription Agreement dated February 1, 2011, by and among the Company and the Investors
10.2	Security Agreement dated February 1, 2011, by and among the Company and the Investors
99.1	Press Release dated February 2, 2011